EXHIBIT 4.7
Agreement No. ADT:00206/22
REDACTED COPY
Certain identified confidential information has been redacted from this exhibit because both (i) it is customarily and actually treated as private or confidential and (ii) it is not material.
Confidential portions of this Exhibit are designated by [*****].

12TH AMENDMENT TO THE EQUIPMENT SUPPLY AGREEMENT Entered into on June 26, 2014.
NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. [*****], herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A. (new corporate name of PAGSEGURO INTERNET S.A.), corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA. limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TRANSIRE SERVIÇOS”; and
TEC TOY S.A., corporation, headquartered at Avenida Buriti, 3,149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075-000, enrolled with CNPJ/MF under No. [*****], which is also the successor, by merger, of TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS S.A., and with branch at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, CEP 06715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “TEC TOY”. TRANSIRE SERVIÇOS, and TEC TOY are jointly referred to as SERVICE PROVIDERS or SUPPLIERS.
CLIENT 1, CLIENT 2, TRANSIRE SERVIÇOS and TEC TOY are hereinafter jointly referred to as “Parties”, and individually as “Party”.

Agreement No. ADT:00206/22
WHEREAS:
(i)The Parties executed the Equipment Supply Agreement (“Agreement”) as of June 26, 2014, with subsequent amendments on October 21, 2014; July 3, 2015; October 8, 2015; May 20, 2016; December 9, 2016; February 6, 2017; August 25, 2017; November 5, 2019; October 1, 2020; July 20, 2021; and March 18, 2022;
(ii)The Parties decided to include the provision of services, by the SUPPLIERS, of maintenance and repair of Equipment qualified as scrap; and
(iii)The Parties wish to include the company VICTUM SERVIÇOS S.A as a service provider to the Agreement, as well as to add TEC TOY’s branch registered under CNPJ No. [*****], and to formalize the merger of TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS S.A. (CNPJ No. [*****]) by TEC TOY S.A. (CNPJ No. [*****]).
The Parties have decided to enter into this 12th Amendment to the Equipment Supply Agreement (“Amendment”), pursuant to the following terms and conditions:
1.AMENDMENTS
1.1.The Parties, in addition to the maintenance services comprised in the Agreement and its Exhibits, agree to include the services of maintenance and repair of Equipment qualified as scrap, which shall be provided by the SUPPLIERS to the CLIENTS, in compliance with the rules and terms established in the Agreement and its Exhibits for the general maintenance services.
1.1.1.For the repair of Equipment qualified as scrap, the Parties agree to establish the prices included in the chart below, including the exchange of electronic parts and plastic parts:

EQUIPMENT MODEL	SCRAP REPAIR PRICE
D190	[*****]
A930	[*****]
S920	[*****]
Q92	[*****]
1.1.2.For services of maintenance to scrap Equipment, the SUPPLIERS shall [*****].
1.2.The Parties mutually agree, in addition to formalizing the merger of TRANSIRE FABRICAÇÃO DE COMPONENTES ELETRÔNICOS S.A. (CNPJ No. [*****]) by TEC TOY S.A. (CNPJ No. [*****]), to include the company VICTUM SERVIÇOS S.A., as a service provider to the Agreement, which shall become effective with the following wording:
“NET+PHONE TELECOMUNICAÇÕES LTDA., limited liability company, headquartered at Avenida Caminho do Mar, No. 3.115, Bloco C, Pavimento Superior, Parte A, City of São Bernardo do Campo, State of São Paulo, enrolled with the National Corporate Taxpayers’ Registry of the Ministry of Finance (“CNPJ/MF”) under No. [*****], herein represented pursuant to its Bylaws, hereinafter referred to as “CLIENT 1”;
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A., corporation, headquartered at Avenida Brigadeiro Faria Lima, 1384, 4th floor, Parte A, City of São Paulo, State of São Paulo, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Bylaws, hereinafter simply referred to as “CLIENT 2”, and jointly with CLIENT 1, as “CLIENTS”;

Agreement No. ADT:00206/22
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA., limited liability company, headquartered at Rua Santa Mônica, No. 281, Bloco A, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TRANSIRE SERVIÇOS”;
TEC TOY S.A., private corporation, headquartered at Avenida Buriti, 3.149, Distrito Industrial I, City of Manaus, State of Amazonas, Postal Code 69075000, enrolled with CNPJ/MF under No. [*****], with branches (i) at Rua Santa Mônica, 281, Bloco D, Parque Industrial San Jose, City of Cotia, State of São Paulo, Postal Code 06715-865, enrolled with CNPJ/MF under No. [*****], and (ii) at Avenida Ministro Mario Andreazza, nº 4.120, Galpão A, Distrito Industrial I, city of Manaus, State of Amazonas, Postal Code 06975-830, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “TEC TOY”; and
VICTUM SERVIÇOS S.A., private corporation, headquartered at Rua Santa Mônica, No. 281, Bloco E, Parque Industrial San José, City of Cotia, State of São Paulo, Postal Code 06.715-865, enrolled with CNPJ/MF under No. [*****], herein represented pursuant to its Articles of Incorporation, hereinafter simply referred to as “VICTUM”.
TRANSIRE SERVIÇOS, TECTOY and VICTUM are jointly referred to as SERVICE PROVIDERS or SUPPLIERS.
CLIENT 1, CLIENT 2, TRANSIRE SERVIÇOS, TEC TOY and VICTUM are hereinafter individually referred to as “Party” and jointly as “Parties”.
1.3.VICTUM is a company from the economic group of TRANSIRE SERVIÇOS and TEC TOY, and herein represents to be aware of and to agree with the conditions of the Agreement, becoming liable for its rights and obligations included in that instrument.
1.4.Due to the above-mentioned inclusion, all references made to the Service Providers/Suppliers in the Agreement, in whichever instance is not specified, it shall be construed as a reference to TRANSIRE SERVIÇOS, TEC TOY, and VICTUM.
2.RETROACTIVITY
2.1.This Amendment Instrument is executed on the date hereof, however, its effects shall relate back to the date of March 1st, 2022, when the Parties had oral understandings concerning its purpose.
3.RATIFICATION
3.1.The Parties ratify all other terms and conditions of the Agreement, making it clear that the terms and clauses that have not been expressly changed by this Instrument shall remain unchanged and fully effective.

Agreement No. ADT:00206/22
In witness whereof, the Parties execute this instrument in the electronic form, and such Parties, together with their Witnesses, acknowledge that electronic, digital, and computerized signatures are valid and fully effective, constituting instrument enforceable out-of-court for all legal purposes, even if it such signatures or certifications are not under ICP-Brazil standards, pursuant to the provisions in paragraphs of Article 10 of the Provisional Presidential Decree No. 2,200/2001 in force in Brazil.
Therefore, this Agreement, as well as the Proposals, their exhibits and amendments may be executed through such means.
São Paulo, Monday, May 16, 2022.

NET+PHONE TELECOMUNICAÇÕES LTDA.
PAGSEGURO INTERNET INSTITUIÇÃO DE PAGAMENTO S.A.
TRANSIRE COMÉRCIO E SERVIÇOS DE EQUIPAMENTOS LTDA.	TEC TOY S.A.
VICTUM SERVIÇOS S.A.
Witnesses:

1.		2.
Name:	Klaus Gottsfritz	Name:	Clayton Xavier Ribeiro
CPF:	[*****]	CPF:	[*****]

[*****] Confidential information redacted

TRANSIRE
Rua Fernando de Albuquerque, 155 - Consolação - São Paulo - SP - 01309-030

Completion Certificate
Envelope ID: 128711FF020E45788C9F7E292CB91875		Status:
Completed Subject: DocuSign: PAX - ADT206-22 - 12o Aditamento (ant. 13o) ao Contrato de Fornecimento de Equipament...
Source Envelope:
Document Pages: 8	Signatures: 10	Envelope Sent by:
Certificate Pages: 9	Initials: 8	Fabiana Algaves
AutoNav: Enabled		Av. Brigadeiro Faria Lima, 1.384 SP, 01452-002
Enveloped Stamping (ID Stamping): Enabled		[*****] Endereço IP: : [*****]
Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Record Tracking
Status: Original	Holder: Fabiana Algaves	Location: DocuSign
5/18/2022 6:38:44 AM	[*****]

Signer Events	Signature	Timestamp
Paulo Rodrigo Dantas de Carvalho Dias		Sent: 5/18/2022 6:39:46 AM
[*****]		Viewed: 5/18/2022 7:03:35 AM
LAWYER UNIVERSO ONLINE SA	Signature adoption: Signature image loaded	Signed: 5/18/2022 7:03:46 AM
Security Level: E-mail, Account Authentication (None)	Signed through URL link sent to [*****] Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Not offered via DocuSign

Aline Marins dos Santos		Sent: 5/18/2022 7:03:49 AM
[*****]		Viewed: 5/18/2022 8:17:34 AM
Security Level: E-mail, Account Authentication (None)		Signed: 5/18/2022 8:17:48 AM
Signature adoption: Pre-set style Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/10/2020 10:25:58 AM
ID: 7731200d-8e7c-4852-a15e-1b035ede93a6

Klaus Gottsfritz [*****]		Sent: 5/18/2022 8:17:51 AM Viewed: 5/19/2022 5:04:01 AM
Security Level: E-mail, Account Authentication (None)
Signed: 5/19/2022 5:04:41 AM
Signature adoption: Pre-set style Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 4/5/2021 4:24:51 AM
ID: 85460f95-41f4-4a0f-b597-3d875eb0985b

Signer Events	Signature	Timestamp
Artur Gaulke Schunck		Sent: 5/19/2022 5:04:45 AM
[*****] Chief		Viewed: 5/19/2022 7:13:29 AM
Financial Officer		Signed: 5/19/2022 7:13:34 AM
Security Level: E-mail, Account Authentication
(None)	Signature established by: Pre-set style
Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 11/24/2020 12:09:02 PM
ID: 5a4c0fb4-f25d-4d6c-9dd3-5f36b01ffbcc

Clayton Xavier Ribeiro		Sent: 5/19/2022 5:04:45 AM
[*****]		Viewed: 5/23/2022 5:05:59 AM
Security Level: E-mail, Account Authentication (None)		Signed: 5/23/2022 5:07:15 AM
Signature adoption: Pre-set style Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure
Accepted: 8/13/2018 6:54:30 AM
ID: 9622694a-9bac-44d8-a450-0457f6aaa8ae

Leandro Roberto Rodrigues		Sent: 5/19/2022 5:04:45 AM
[*****] Treasury Officer		Viewed: 5/19/2022 5:45:31 AM
Pagseguro		Signed: 5/19/2022 5:45:37 AM
Security Level: E-mail, Account Authentication (None)	Signature adoption: Pre-set style Signed through URL link sent to [*****]
Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 3/9/2020 11:29:35 AM
ID: ac22b8b7-eedc-429b-bf34-d62fde41d54f

Paulo Gasparo [*****]		Sent: 5/19/2022 5:04:46 AM
DIRECTOR		Resent 5/23/2022 7:09:44 AM
Security Level: E-mail, Account Authentication		Viewed: 5/23/2022 7:17:35 AM
(None)	Signature established by: Pre-set style	Signed: 5/23/2022 7:18:04 AM
Signed through URL link sent to [*****] Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 5/23/2022 7:17:35 AM
ID: 88960b93-aabe-4d23-9dca-07f171d1bdc2

Rogildo Torquato Landim		Sent: 5/19/2022 5:04:46 AM
[*****] CEO UOLDIVEO		Viewed: 5/19/2022 5:30:41 AM
CEO	Signature adoption: Pre-set style Signed through URL link sent to [*****]	Signed: 5/19/2022 5:30:47 AM
Security Level: E-mail, Account Authentication (None)	Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 5/19/2022 5:30:41 AM
ID: b1df46c6-e1b9-4bd5-91ce-2a41ee5523c9

Signer Events	Signature	Timestamp
Tiago Cabral		Sent: 5/19/2022 5:04:46 AM
[*****] Commercial		Viewed: 5/22/2022 6:22:03 AM
Services Officer		Signed: 5/22/2022 6:23:19 AM
Security Level: E-mail, Account Authentication
(None)	Signature established by: Pre-set style
Signed through URL link sent to [*****]
Using IP Address: [*****]Signed using cellphone

Electronic Record and Signature Disclosure:
Accepted: 8/14/2020 10:54:21 AM
ID: 338646ed-b76b-4afa-9d52-db37c34f2730

Valdeni Rodrigues de Novaes		Sent: 5/19/2022 5:04:46 AM
[*****]CEO		Viewed: 5/19/2022 5:21:01 AM
Security Level: E-mail, Account Authentication		Signed: 5/19/2022 5:21:39 AM
(None)	Signature established by: Pre-set style
Signed through URL link sent to [*****] Using IP Address: [*****]

Electronic Record and Signature Disclosure:
Accepted: 5/19/2022 5:21:01 AM
ID: 959e5d66-5d3c-4589-8cc5-397e1ca28145

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamp
Envelope sent	Hashed/Encrypted	5/18/2022 6:39:46 AM
Certified delivery	Security checked	5/19/2022 5:21:01 AM
Signing complete	Security checked	5/19/2022 5:21:39 AM
Completed	Security checked	5/23/2022 7:18:04 AM
Payment Events	Status	Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 2/7/2018 5:43:37 AM
Parties agreed to: Aline Marins dos Santos, Klaus Gottsfritz, Artur Gaulke Schunck, Clayton Xavier Ribeiro, Leandro Roberto Rodrigues, Paulo Gasparo, Tiago C
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, we may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact us:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to:

To inform of your new e-mail address:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from us:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to us:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i) refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii)send us an e-mail and provide your e-mail address
full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process.
Required hardware and software**:
(i) Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii) Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii) PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv) Screen Resolution: 800 x 600 minimum
(v) Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i) I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii) I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: 12/27/2017 6:27:37 AM
Parties agreed to: Rogildo Torquato Landim
CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND SIGNATURE DISCLOSURES
Electronic Record and Signature Disclosure
From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide you with certain written notices or disclosures. Described below are the terms and conditions for us to provide you with such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signature system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print the documents we send to you through the DocuSign system during and immediately after the signature session, and, if you elect to create a DocuSign user account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish to get paper copies of any such documents to be sent from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive notices and disclosures only in paper format. The procedure to inform us of your decision to receive future notices and disclosures in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and provide services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of receipt of such paper notices or disclosures. To let us know that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signature page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive notices and consents electronically from us or to electronically sign documents sent by us.
All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will electronically send you through the DocuSign system all required notices, disclosures, authorizations, acknowledgments, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you using the same method and to the same address you have informed us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences if you elect not to receive notices and disclosures electronically from us.
How to contact UOL - UNIVERSO ONLINE S/A:
You may contact us to let us know of your changes on how we should contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below: To contact us by email send messages to: [*****]
To contact us by email send messages to: UOL - UNIVERSO ONLINE S/A

To inform of your new e-mail address to UOL - UNIVERSO ONLINE S/A:
To let us know of a change in your e-mail address to which we should send notices and disclosures electronically to you, you must send us an e-mail to [*****] providing: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your e-mail address. We do not require any other information from you to change your email address.
In addition, you must notify DocuSign, Inc. in order to reflect your new e-mail address in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from UOL - UNIVERSO ONLINE S/A:
To request us to send you paper copies of the notices and disclosures previously provided by us to you electronically, you must send an e-mail to [*****] and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.
To withdraw your consent to UOL - UNIVERSO ONLINE S/A:
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
(i)refuse to sign a document in your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may
(ii) send an e-mail to [*****] and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take longer to process. We do not require any other information from you to change your email address. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.
Required hardware and software**:
(i) Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®
(ii) Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)
(iii) PDF readers: Acrobat® or similar software may be required to view and print PDF files.
(iv) Screen Resolution: 800 x 600 minimum
(v) Enabled Security Settings: Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically:
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please make sure you read this electronic disclosure and are able to print on paper or electronically save this page for your future reference and access or are able to e-mail this disclosure and consent to an e-mail address in which you will be able to print on paper or save this page for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format under the terms and conditions described above, let us know by clicking the “I agree” button below.
By checking the “I agree” box, I confirm that:
(i) I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORDS AND CONSUMER SIGNATURE DISCLOSURES; and
(ii) I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and (iii) Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.